UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 2, 2010

FRESH HARVEST PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

New Jersey	000- 51390	33-1130446
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

280 Madison Avenue, Suite 1005, New York, New York (Address of principal executive offices)	10016 (Zip Code)

(917) 652-8030

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Current Report on Form 8-K/A (the “Amended Form 8-K”) amends the Current Report on Form 8-K filed by Fresh Harvest Products, Inc., a New Jersey corporation (the “Company”), with the Securities and Exchange Commission on April 30, 2010.

Item 1.01

Entry into a Material Definitive Agreement.

On March 2, 2010, the Company simultaneously entered into the Asset Purchase Agreement (the “Asset Purchase Agreement”) dated March 2, 2010 among  the Company,  Take and Bake, Inc., doing business as A.C. LaRocco Pizza Company (the “Seller”), Clarence Scott and Karen Leffler and, the Company believes, acquired certain assets and liabilities of the Seller (as further described below) (the “Asset Acquisition”). The Seller was in the business of marketing and distributing all natural and organic, whole grain, heart healthy pizzas, including organic thin pizzas with sprouted grain crust.  The purchase price for the assets acquired by the Company pursuant to the Asset Purchase Agreement is 15,000,000 shares of common stock (the “Share Consideration”) and monthly payments of $1,800 for a 60 month period.  In April 2010, the Company formed a wholly owned subsidiary, A.C. LaRocco, Inc., a Delaware corporation, for the purpose of implementing its new pizza business.  We refer to this subsidiary as “New A.C. LaRocco.”

The assets acquired by the Company in the Asset Acquisition, included all of the assets of Seller constituting or used in connection with its business, except for certain excluded assets.  The assets excluded from the Asset Acquisition, included, among others: (i) receivables due to the Seller on March 2, 2010, (ii) cash and cash equivalents items on hand at the close of business on the closing date, (iii) accounts receivable earned from the operations of the business during the period beginning 60 days prior to the closing date and ending on the closing date, (iv) accounts receivable as to litigation commenced prior to the closing date against a debtor, (v) all judgments in favor of Seller in connection with the collection of accounts receivable and (vi) all  checkbooks,  stubs,  books of account , ledgers  and journals related to the prior operation of the Seller’s business.

As of the date of this Amended Form 8-K, the Company had not issued the share consideration contemplated by the Asset Purchase Agreement.  The Company’s Certificate of Incorporation authorizes 200,000,000 shares of common stock, of which, as of the date of this Amended Form 8-K, all 200,000,000 shares were issued and outstanding.  As a result, the Company is unable to issue the shares of common stock contemplated by the Asset Purchase Agreement until the number of the Company’s authorized shares of common stock is increased.  An increase in the Company’s authorized shares of common stock is dependent on the approval of the Company’s shareholders.

On March 2, 2010, the parties to the Asset Purchase Agreement also entered into an Asset Acquisition Memorandum (the “Memorandum”).  The Memorandum provides, among other things, that the Company is required to invest a minimum of $500,000 within six months of the closing date of the Asset Acquisition into New A.C. LaRocco, which payments may be made directly to New A.C. LaRocco or to anyone that the Seller and New A.C. LaRocco deem necessary.  As of October 31, 2010, the Company had invested approximately $207,651 in New A.C. LaRocco.

The Memorandum further provides that a creditor of the Seller (the “Creditor”), is to maintain its priority security lien in all assets transferred in connection with the Asset Acquisition, including the AC LaRocco trade name and trademark logo until:

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New AC LaRocco and/or the Company completes performance of all obligations to the Creditor, including without limitation, the repayment of all indebtedness to the Creditor assumed by New A.C. LaRocco and the Company under a Secured Promissory Note dated July 6, 2007 in the original principal amount of $218,356.94 (and with a principal balance of $129,384.59 on March 2, 2010), under trade invoices and as otherwise advanced or paid by the Creditor for the benefit of the Company and/or New A.C. LaRocco or on their behalf;

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The Creditor has no further commitment to the Company and/or New A.C. LaRocco that could give rise to an obligation.

Upon payment of all indebtedness owed to the Creditor, the AC LaRocco name and logo would be transferred to New A.C. LaRocco Pizza Company in connection with the termination provisions of a Security Agreement executed in favor of the Creditor in connection with the Asset Acquisition.

Pursuant to the Memorandum, Clarence Scott and Karen Leffler are to maintain the AC LaRocco trade secrets and recipes until investment is made in full, at which point trade secrets and recipes are to be transferred to New A.C. LaRocco, subject to the aforementioned security interest.

The Seller now alleges, among other things, that the Company has materially breached its agreement with the Seller, that the closing of the transactions described above did not occur and that the Company has not paid the asset purchase price.  The Seller further contends that it has the right to terminate its agreement with the Company and is free to negotiate another deal with anyone with whom it desires to contract..   The Seller has requested that the Company enter into a rescission agreement with respect to the above described transaction. The Company intends to vigorously defend itself in this matter if required to do so.

The Company has been informed by the Creditor, among other things, that if the Company does not promptly resolve its dispute with the Seller that the Creditor will declare a default under its Secured Promissory Note and related agreements and foreclose on the assets and exercise all other rights granted to Creditor under those instruments and applicable commercial law.

The foregoing description of the terms of the Asset Purchase Agreement and the Memorandum are not complete and are qualified in their entirety by reference to the Asset Purchase Agreement and the Memorandum, copies of which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Amended Form 8-K and incorporated herein by reference.

Item 2.01.

Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above is hereby incorporated by reference in this Item 2.01.

Item 2.03.

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance

  Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is hereby incorporated by reference in this Item 2.03.

The information set forth in Notes 3 and 4 to the Seller’s financial statements referenced in Item 9.01(a)(i) below is hereby incorporated by reference in this Item 2.03.

Item 3.02

Unregistered Sales of Equity Securities.

The exemption from registration of the issuance of the Share Consideration by the Company to the Seller is based on Section 4(2) of the Securities Act of 1933, as amended.   The information set forth in Item 1.01 above is hereby incorporated by reference in this Item 3.02.

Item 9.01

Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

(i) The Seller’s unaudited financial statements as of December 31, 2009 and for the three and six months ended December 31, 2009 and 2008 are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by the reference.

(ii) The Seller’s audited financial statements as of June 30, 2009 and for the years ended June 30, 2009 and 2008 are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(b)

Pro forma financial information.

Pro forma financial information as of and for the three months ended January 31, 2010 is filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

(c)

Shell company transactions.

Not applicable

(d)

Exhibits.

Exhibit No.	Description of Exhibit

2.1	Asset Purchase Agreement dated March 2, 2010 among Fresh Harvest Products, Inc., Take and Bake, Inc., doing business as A.C. LaRocco Pizza Company, Clarence Scott and Karen Leffler (1)

2.2	Asset Acquisition Memorandum dated March 2, 2010 among Fresh Harvest Products, Inc., Take & Bake Inc d/b/a AC LaRocco Pizza Company, Clarence Scott and Karen Leffler (1)

23.1	Consent of Conner & Associates, PC

99.1	Take and Bake, Inc. Financial Statements, December 31, 2009

99.2	Take and Bake, Inc. Financial Statements, June 30, 2009 and 2008

99.3	Fresh Harvest Products and Subsidiaries Proforma Financial Information

(1)

Incorporated by reference to the Company’s Quarterly Report for the quarterly period ended July

31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESH HARVEST PRODUCTS, INC.

By:

/s/Michael J. Friedman

Michael J. Friedman

President and Chief Executive Officer

Date: February 14, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Asset Purchase Agreement dated March 2, 2010 among Fresh Harvest Products, Inc., Take and Bake, Inc., doing business as A.C. LaRocco Pizza Company, Clarence Scott and Karen Leffler (1)

2.2	Asset Acquisition Memorandum dated March 2, 2010 among Fresh Harvest Products, Inc., Take & Bake Inc d/b/a AC LaRocco Pizza Company, Clarence Scott and Karen Leffler (1)

23.1	Consent of Conner & Associates, PC

99.1	Take and Bake, Inc. Financial Statements, December 31, 2009, Unaudited

99.2	Take and Bake, Inc. Financial Statements, June 30, 2009 and 2008

99.3	Fresh Harvest Products and Subsidiaries Proforma Financial Information

(1)

Incorporated by reference to the Company’s Quarterly Report for the quarterly period ended July 31, 2010